Exhibit 99.1
@NFX is periodically published to keep shareholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

May 5, 2010

Newfield recently added additional crude oil hedges. The Company added hedges on 3,000 BOPD from June 2010 - December 2012.  The hedges for June - December 2010 are swaps at $89.05 per barrel.  The hedges for 2011 are three-way collars at an average of $65/$85/$105.50 per barrel.  The hedges for 2012 are three-way collars at an average of $65/$85/$114.73 per barrel.  Items highlighted reflect new and/or changed data since our last publication on April 27, 2010.

NATURAL GAS HEDGE POSITIONS
Please see the tables below for our complete hedging positions.

The following hedge positions for the second quarter of 2010 and beyond are as of May 4, 2010:

Second Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
34,850 MMMBtus	$6.41	—	—	—	—

Third Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
35,200 MMMBtus	$6.41	—	—	—	—

Fourth Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
28,320 MMMBtus	$6.49	—	—	—	—

First Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
24,300 MMMBtus	$6.30	—	—	—	—
9,900 MMMBtus*	—	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Second Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
24,570 MMMBtus	$6.30	—	—	—	—
10,010 MMMBtus*	—	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Third Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
24,840 MMMBtus	$6.30	—	—	—	—
10,120 MMMBtus*	—	—	$6.00 — $7.91	$6.00	$7.75 — $8.03

Fourth Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
12,030 MMMBtus	$6.03	—	—	—	—
12,560 MMMBtus*	—	—	$6.00 — $7.66	$6.00	$7.10 — $8.03

First Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—	—
6,370 MMMBtus*	—	—	$6.00 — $7.10	$6.00	$7.10

Second Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
5,460 MMMBtus	$5.42	—	—	—	—
6,370 MMMBtus*	—	—	$5.75 — $6.27	$5.75	$6.20 — $6.30

Third Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
5,520 MMMBtus	$5.42	—	—	—	—
6,440 MMMBtus*	—	—	$5.75 — $6.27	$5.75	$6.20 — $6.30

Fourth Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,860 MMMBtus	$5.42	—	—	—	—
6,440 MMMBtus*	—	—	$5.92 — $7.10	$5.75 — $6.00	$6.20 — $7.55

First Quarter 2013
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
6,300 MMMBtus*	—	—	$6.00 — $7.52	$6.00	$7.50 — $7.55

Second Quarter 2013
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
6,370 MMMBtus*	—	—	$5.75 — $6.61	$5.75	$6.60 — $6.65

Third Quarter 2013
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
6,440 MMMBtus*	—	—	$5.75 — $6.61	$5.75	$6.60 — $6.65

October 2013
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
2,170 MMMBtus*	—	—	$5.75 — $6.61	$5.75	$6.60 — $6.65

*These 3-way collar contracts are standard natural gas collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per MMMBtu as per the table above until the price drops below a weighted average price of $4.50 per MMMBtu. Below $4.50 per MMMBtu, these contracts effectively result in realized prices that are on average $1.42 per MMMBtu higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX gas prices, net of premiums paid for these contracts (in millions).

			Gas Prices
	$4	$5	$6	$7	$8	$9

2010
2nd Quarter	$84	$49	$14	$(21)	$(56)	$(91)
3rd Quarter	$85	$49	$14	$(21)	$(56)	$(91)
4th Quarter	$70	$43	$14	$(14)	$(43)	$(71)
Total 2010	$239	$141	$42	$(56)	$(155)	$(253)

2011
1st Quarter	$71	$42	$7	$(17)	$(42)	$(76)
2nd Quarter	$71	$42	$7	$(17)	$(43)	$(77)
3rd Quarter	$72	$42	$8	$(17)	$(43)	$(78)
4th Quarter	$44	$25	$-	$(12)	$(28)	$(53)
Total 2011	$258	$151	$22	$(63)	$(156)	$(284)

2012
1st Quarter	$17	$9	$(3)	$(9)	$(20)	$(32)
2nd Quarter	$16	$7	$(3)	$(13)	$(25)	$(37)
3rd Quarter	$16	$7	$(4)	$(13)	$(25)	$(37)
4th Quarter	$12	$6	$(1)	$(5)	$(11)	$(19)
Total 2012	$61	$29	$(11)	$(40)	$(81)	$(125)

2013
1st Quarter	$9	$6	$-	$-	$(3)	$(9)
2nd Quarter	$8	$5	$-	$(2)	$(9)	$(15)
3rd Quarter	$8	$5	$-	$(3)	$(9)	$(16)
4th Quarter	$3	$2	$-	$(1)	$(3)	$(5)
Total 2013	$28	$18	$-	$(6)	$(24)	$(45)

In the Rocky Mountains, we hedged basis associated with approximately 14 Bcf of our natural gas production from April 2010 through December 2012 to lock in the differential at a weighted average of $0.95 per MMBtu less than the Henry Hub Index.  In total, this hedge and the 8,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.93 per MMBtu.

In the Mid-Continent, we hedged basis associated with approximately 10 Bcf of our anticipated Stiles/Britt Ranch natural gas production from April 2010 through August 2011.  In total, this hedge and the 30,000 MMBtu per day we have sold on a fixed physical basis for the same period results in an average basis hedge of $0.52 per MMBtu.  We have also hedged basis associated with approximately 23 Bcf of our natural gas production from this area for the period September 2011 through December 2012 at an average of $0.55 per MMBtu.

Approximately 13% of our natural gas production correlates to Houston Ship Channel, 12% to Columbia Gulf, 12% to Texas Gas Zone 1, 9% to Southern Natural Gas, 9% to Tenn 100, 5% to CenterPoint/East, 23% to Panhandle Eastern Pipeline, 5% to Waha, 7% to Colorado Interstate, and 5% to others.

CRUDE OIL HEDGE POSITIONS

The following hedge positions for the second quarter of 2010 and beyond are as of May 4, 2010:

Second Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
362,000 Bbls	$87.09	—	—	—	—
819,000 Bbls	—	—	$127.97— $170.00	$125.50 — $130.50	$170.00
364,000 Bbls*	—	—	$67.50 — $106.28	$60.00 — $75.00	$100.00 — $112.10

Third Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
550,000 Bbls	$87.74	—	—	—	—
828,000 Bbls	—	—	$127.97— $170.00	$125.50 — $130.50	$170.00
368,000 Bbls*	—	—	$67.50 — $106.28	$60.00 — $75.00	$100.00 — $112.10

Fourth Quarter 2010
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
550,000 Bbls	$87.74	—	—	—	—
828,000 Bbls	—	—	$127.97— $170.00	$125.50 — $130.50	$170.00
368,000 Bbls*	—	—	$67.50 — $106.28	$60.00 — $75.00	$100.00 — $112.10

First Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,350,000 Bbls*	—	—	$77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Second Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,365,000 Bbls*	—	—	$77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Third Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,380,000 Bbls*	—	—	$77.67 — $107.82	$75.00 — $85.00	$102.25 — $121.50

Fourth Quarter 2011
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,564,000 Bbls*	—	—	$77.35 — $107.60	$75.00 — $85.00	$102.25 — $121.50

First Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,092,000 Bbls*	—	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

Second Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,092,000 Bbls*	—	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

Third Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,104,000 Bbls*	—	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

Fourth Quarter 2012
	Weighted Average			Range
Volume	Fixed	Floors	Collars	Floor	Ceiling
1,104,000 Bbls*	—	—	$77.50 — $112.16	$75.00 — $85.00	$111.00 — $115.00

*These 3-way collar contracts are standard crude oil collar contracts with respect to the periods, volumes and prices stated above. The contracts have floor and ceiling prices per Bbl as per the table above until the price drops below a weighted average price of $60.82 per Bbl. Below $60.82 per Bbl, these contracts effectively result in realized prices that are on average $15.74 per Bbl higher than the cash price that otherwise would have been realized.

The following table details the expected impact to pre-tax income from the settlement of our derivative contracts, outlined above, at various NYMEX oil prices, net of premiums paid for these contracts (in millions).

	Oil Prices
	$40	$50	$60	$70	$80	$90	$100

2010
2nd Quarter	$86	$74	$60	$47	$35	$23	$10
3rd Quarter	$96	$83	$67	$51	$36	$22	$9
4th Quarter	$96	$82	$67	$51	$36	$22	$9
Total 2010	$278	$239	$194	$149	$107	$67	$28

2011
1st Quarter	$21	$21	$21	$10	$1	$-	$-
2nd Quarter	$22	$22	$22	$10	$1	$-	$-
3rd Quarter	$22	$22	$22	$11	$2	$-	$-
4th Quarter	$25	$25	$25	$12	$1	$-	$-
Total 2011	$90	$90	$90	$43	$5	$0	$0

2012
1st Quarter	$17	$17	$17	$8	$1	$-	$-
2nd Quarter	$18	$18	$18	$8	$1	$-	$-
3rd Quarter	$18	$18	$18	$9	$2	$-	$-
4th Quarter	$18	$18	$18	$8	$1	$-	$-
Total 2012	$71	$71	$71	$33	$5	$0	$0

We provide information regarding our outstanding hedging positions in our annual and quarterly reports filed with the SEC and in our electronic publication -- @NFX.  This publication can be found on Newfield’s web page at http://www.newfield.com. Through the web page, you may elect to receive @NFX through e-mail distribution.

Newfield Exploration Company is an independent crude oil and natural gas exploration and production company. The Company relies on a proven growth strategy of growing reserves through the drilling of a balanced risk/reward portfolio and select acquisitions. Newfield's domestic areas of operation include the U.S. onshore Gulf Coast, the Anadarko and Arkoma Basins of the Mid-Continent, the Rocky Mountains and the Gulf of Mexico. The Company has international operations in Malaysia and China.